PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 26, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
ARTHUR D. LIPSON
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
ROBERT FERGUSON
SCOTT FRANZBLAU
NEIL CHELO
ROBERT A. WOOD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 26, 2010

ANNUAL MEETING OF SHAREHOLDERS
OF
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC
_________________________

The Members of the Board of Trustees have failed to act in the best interests of shareholders.  Help to elect true independent, shareholder representation to the Board.  Vote on the GOLD proxy for Western Investment’s highly qualified, independent shareholder nominees today.

Western Investment LLC, a Delaware limited liability company (“Western Investment” or “we”), together with its fellow participants in this solicitation is the largest investor in TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”).  We are writing to you in connection with the election of our two nominees to the board of trustees of the Fund (the “Board”) at the annual meeting of shareholders scheduled to be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 19, 2010, at 12:00 p.m., Noon, Central time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

We are writing to you because we are concerned with the Board’s failure to address the significant discount to net asset value or NAV at which the Fund’ shares trade.  Given their insignificant ownership interest in the Fund, we question whether the Board’s interests are truly aligned with shareholders.

We are investors specializing in investing in closed-end funds and have proven over many years to be ethical activist investors for all shareholders.  We have taken a stance in connection with 32 issuers since 2004. All completed activism situations resulted in significant pro-shareholder action by the issuer.  In every situation, the same result was available to all shareholders.  We did not benefit in any way except as a shareholder, we have never accepted any fees nor did we accept “greenmail” or participate in any transaction not available to all other shareholders.  We are proud of our public record, and proud of the role we have played in creating value for shareholders.

We are furnishing this proxy statement and the enclosed GOLD proxy card to shareholders in order to:

1.	Elect Trustees in the following manner:

(a) to elect one Western Investment nominee to the Board as a Class III trustee by holders of common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) and the holders of Auction Market Preferred Shares (the “Preferred Shares,” and together with the Common Shares, the “Shares”) voting together as a single class, to serve until the Fund’s 2013 annual meeting of shareholders or until a successor shall have been elected and qualified;

(b) to elect one Western Investment nominee to the Board as a Class III trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2013 annual meeting of shareholders or until a successor shall have been elected and qualified;

2.
Approve a shareholder proposal submitted by Western Investment Hedged Partners L.P., an affiliate of Western Investment, that requests that the Board take the necessary steps to declassify the Board so that all trustees are elected on an annual basis; and

3.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

Please refer to Appendix A - Information Concerning the Annual Meeting and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require assistance voting your Shares, please contact [_____________], which is assisting us, at their address and toll-free number listed on the following page.  This proxy statement and the enclosed GOLD proxy card are first being furnished to shareholders on or about June [__], 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GOLD proxy card and additional information can be found at:
www.fixmyfund.com

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•
If your Shares are registered in your own name, you may vote such Shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o [_____________], in the enclosed postage-paid envelope today.

•
If your Shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope

•	If you choose to use Internet voting, Western Investment will be identified as “Opposition” on Proxyvote.com.

If you have any questions or need assistance voting your shares, please call:
[_____________]
[_____________]
[_____________]

Shareholders Call Toll-Free at: (___) ___-____
Banks and Brokers Call Collect at: (___) ___-____

You may also contact Western Investment LLC via email at
info@fixmyfund.com

THE BOARD OF TRUSTEES HAVE FAILED TO ACT IN
THE BEST INTEREST OF SHAREHOLDERS

SEND A MESSAGE TO THE FUND:

Shareholders cannot wait any longer for this Board to take action regarding the Fund’s discount to net asset value.

The time for action is now!

REASONS FOR OUR SOLICITATION

The Fund’s NAV discount is unacceptable

The Fund’s Share price has traded at a persistent discount to its per Share NAV that has averaged 11.4% since its inception until the week ended May 21, 2010, and was as great as 31.8% on October 10, 2008.  Thus, when shareholders sell their Shares they are forced to leave behind a sizeable portion of the value underlying those Shares.  We believe that the persistence of this discount is, in part, due to shareholders’ perception that the Claymore Board would rather maximize fees paid to Claymore Advisors, LLC, the Fund’s investment adviser, than increase value for all shareholders.  Any time a shareholder chooses to sell his or her ownership of a closed-end fund at a steep discount to NAV, that shareholder is harmed no matter what the fund’s discount was at the time the shareholder purchased their Shares of that fund.  When a NAV discount is excessive, a selling shareholder is forced to leave behind a substantial portion of the value underlying the Shares at the time of sale.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.

The table below shows the discount of the Fund’s Share price to the Fund’s NAV since inception (on the last day of each calendar quarter).

Quarter Ending	% (Discount) to NAV
June 30, 2004	(8.96)
September 30, 2004	(8.55)
December 31, 2004	(12.02)
March 31, 2005	(11.84)
June 30, 2005	(10.31)
September 30, 2005	(11.86)
December 31, 2005	(13.54)
March 31, 2006	(12.04)
June 30, 2006	(11.35)
September 30, 2006	(12.25)
December 31, 2006	(6.30)
March 31, 2007	(6.89)
June 30, 2007	(10.41)
September 30, 2007	(11.65)
December 31, 2007	(12.32)

Quarter Ending	% (Discount) to NAV
March 31, 2008	(13.04)
June 30, 2008	(14.21)
September 30, 2008	(18.64)
December 31, 2008	(21.49)
March 31, 2009	(13.71)
June 30, 2009	(12.78)
September 30, 2009	(11.07)
December 31, 2009	(13.35)
March 31, 2010	(9.76)

We note that the Fund has frequently been among the worst of all closed-end funds in terms of discount to NAV and, in fact, that the Fund has frequently traded in the bottom 10% of all closed-end funds in terms of discount to NAV.  As a specific example of just how dismal the Fund’s NAV discount has been, during the period from the Fund’s inception until the week ended May 21, 2010, the Fund’s average discount was 11.4%.  When compared with 254 publicly traded US municipal bond closed-end funds registered with the SEC, the Fund is the absolute worst in terms of discount to NAV.1

The Board has failed to take adequate action to reduce the Fund’s NAV discount

The Board’s clearly inadequate efforts have failed to eliminate the persistent discount.  In its offering materials, the Fund recognized the potential harm of a significant and persistent NAV discount.  The Fund assured investors that “if the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the [Board] may consider the repurchase of its Common Shares on the open market or in private transactions.”  In fact, the Fund went so far as to announce the adoption of an open-market share repurchase plan “in an effort to enhance shareholder value.”  It is almost like a classic “bait and switch” offer - suggest the Fund will take steps to address an excessive NAV discount, lure shareholders to rely on this offer, and then take no material action once shareholders are stuck owning shares that trade at an excessive discount to NAV.   To date we are not aware of the Fund having ever purchased a single Share in the open market.  It’s no wonder the Fund continues to trade at an excessive discount.  We believe the excessive discount demonstrates that shareholders have lost confidence in the Board.

We believe that a board who truly had the best interests of shareholders in mind would have taken effective action, including aggressive repurchases of Shares which would have been accretive to NAV and earnings per share, to address the market’s consistent double-digit discount to the Fund’s per share NAV.  It is an absolute certainty, share repurchases at a discount to NAV increase NAV for all remaining shareholders.

The Board’s history of disregarding best practice corporate governance recommendations is indicative of a board that does not place shareholders’ interests first

Egan-Jones Proxy Services, Glass, Lewis & Co. and RiskMetrics Group, three of the leading proxy advisory firms, in addition to The Council of Institutional Investors, a nonpartisan, not-for-profit association of public, labor and corporate employee benefit funds with assets exceeding $3 trillion and a leading advocate for improving corporate governance standards and strengthening investor rights, all recommend that all members of a board of directors or trustees be elected annually.  RiskMetrics Group has even been retained by the Fund to provide proxy voting guidelines on the Fund’s behalf.  Yet the Fund has determined that shareholders somehow benefit from the classified board.  We wonder, are shareholders truly being served by a Board that spends shareholder money to engage a proxy advisory firm, only to ultimately ignore the firm’s recommendation?  By preserving its classified board, whose interests is this Board trying to protect?

SERIOUS ACTION BY THE BOARD IS NEEDED.  IT IS TIME TO SEND A MESSAGE BY VOTING FOR THE WESTERN INVESTMENT SLATE ON THE ENCLOSED GOLD PROXY CARD.

1 The funds used in this comparison include all municipal bond closed-end funds as disclosed in The Wall Street Journal and all municipal bond closed-end funds listed by Thomson Reuters, excluding closed-end funds that are not publicly traded or do not provide regularly updated net asset values.

PROPOSAL NO. 1: ELECTION OF TRUSTEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our trustee nominees (the “Nominees”).  Neil Chelo is being nominated as the trustee to be elected by the holders of the Common Shares and Preferred Shares voting together as a single class (the “Common/Preferred Share Nominee”).  Professor Wood is being nominated as the trustee to be elected by the holders of the Preferred Shares voting as a separate class (the “Preferred Share Nominee”).

Western Investment has submitted a nomination to the Fund nominating Mr. Chelo as our Common/Preferred Share Nominee and nominating Professor Wood as our Preferred Share Nominee.  Western Investment believes both of these nominations were submitted in accordance with the Fund’s publicly available nomination procedures.  The Fund has sent Western Investment a letter stating that the nomination of our Preferred Share Nominee is invalid.  We do not believe the Fund is correct, and we intend to pursue Professor Wood’s nomination to the fullest extent practicable.

THE NOMINEES

Neil Chelo (Age 38) is currently the Director of Research of Benchmark Plus Management, L.L.C. (“BPM”), the managing member of each of Benchmark Plus Partners, L.L.C. (“BPP”) and Benchmark Plus Institutional Partners, L.L.C. (“BPIP”).  Prior to serving as Director of Research, Mr. Chelo served as a senior analyst at BPM.  BPP and BPIP are each in the business of acquiring, holding and disposing of investments in various companies.  Prior to joining BPM, Mr. Chelo served as a portfolio manager and trader at Rampart Investment Management Company, an asset manager specializing in derivative strategies.  Mr. Chelo received his Bachelor of Science in Finance and his Master of Science in Finance from Bentley College.  Additionally, Mr. Chelo has been awarded the Chartered Financial Analysts (CFA), Chartered Alternative Investment Analyst (CAIA) and Financial Risk Manager (FRM) designations.  Mr. Chelo’s extensive experience in the investment industry gives him a strong understanding and insight into the challenges and issues facing the Fund.

Robert A. Wood (Age 72) is an Emeritus Professor of Finance at the University of Memphis, where he had served as a Distinguished Professor of Finance from 1990 through 2008.  Professor Wood previously taught at Penn State University and New York University. His education includes a Ph.D. in Finance from the University of Pittsburgh, a Masters in Operations Research from Stanford University, and a Bachelors in Economics from the University of Washington. He was a member of the Presidential Task Force on Market Mechanisms (The Brady Commission) that studied the market crash in 1987, and a founding member of the NASD Economic Advisory Board. Professor Wood is the founder and Executive Director of the Institute for the Study of Security Markets, a nonprofit Educational Foundation that promotes securities markets research by providing transactions data to academic institutions.  Professor Wood’s academic and financial background provides unique insight into the corporate responsibility and corporate governance issues and other challenges facing the Fund.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance shareholder value.  Your vote to elect the Nominees will have the legal effect of replacing two incumbent trustees of the Fund with our Nominees.

The election of the Common/Preferred Share Nominee requires the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.  The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to the election of the Common/Preferred Share Nominee.

The election of the Preferred Share Nominee requires the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting. The holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to the election of the Preferred Share Nominee.

For additional information concerning our Nominees, see Appendix B - Information Concerning the Nominees.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT’S
NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2: DECLASSIFICATION OF THE BOARD OF TRUSTEES

Due to what we believe to be a serious lack of accountability at the Board level, as discussed in further detail above, the Board should take the necessary steps to declassify the Board so that all trustees are elected on an annual basis.  Despite the claims made by the Fund in its proxy statement, we have not seen any evidence that a classified board structure provides any benefit other than entrenchment for incumbent trustees.

Accordingly, Western Investment Hedged Partners L.P., an affiliate of Western Investment, has submitted the following proposal for shareholder approval at the Annual Meeting.

Proposal

RESOLVED, that the shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (“TYW”) hereby request that the Board of Trustees of TYW (the “Board”) take the necessary steps to declassify the Board so that all trustees are elected on an annual basis.  Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.

Supporting Statement:

We believe the annual election of all trustees encourages board accountability to its shareholder constituents.  This view is shared by many others, and we believe is generally held to be the standard for corporate governance best practices.  In fact, Egan-Jones Proxy Services, Glass, Lewis & Co. and RiskMetrics Group, three of the leading proxy advisory firms, and The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, all recommend that all members of the board be elected annually.

Currently, the Board is divided into three classes serving staggered three-year terms.  It is our belief that the classification of the Board is strong proof the Board is not acting in the best interests of shareholders.  A classified board protects the incumbents, which in turn dilutes the voice of shareholders and limits board accountability to shareholders.

In this difficult market and economic environment, accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments in TYW.  Under this Board, TYW has:

•
Traded at an Excessive Discount to Net Asset Value (“NAV”).  TYW’s shares have traded at a persistent and excessive discount to its per share NAV, frequently over 12% during the past two years, bottoming out at an incredible 31.8% discount to NAV on October 10, 2008.

•	Maintained Excessive Leverage. TYW has suffered large losses due, in part, to high leverage. This decision to incur leverage further hurt shareholders through increased management fees.

•
Failed to Conduct Accretive Share Repurchases.  This Board has failed to conduct repurchases of TYW’s common stock, which would have been accretive to NAV and earnings per share, to address the double-digit discount to NAV at which TYW has consistently traded.

We believe this Board’s actions are consistent with maximizing management fees rather than shareholder value.  Enacting this proposal would provide shareholders with the opportunity to annually evaluate and weed out ineffective trustees, which would, we believe, keep the Board focused on maximizing shareholder value, its true responsibility.

For a greater voice in the corporate governance of TYW and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal to declassify the Board.

The approval of our proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal, provided a quorum is present.  You should be aware that, as the Fund proudly notes in its proxy statement, the Fund may ignore this proposal even if shareholders approve of the proposal at the Annual Meeting.  Due to the incumbent and entrenchment friendly provisions of the Fund’s Articles of Amendment and Restatement, in order to eliminate the Fund’s classified board structure, either 80% of the Board - that’s 6 out of 7 trustees - and a majority of the outstanding Shares or an incredible 75% of the outstanding Shares would ultimately need to approve a formal amendment repealing the classified board provisions.  We question whose interests these provisions are serving - the shareholders who believe in greater board accountability and wish to see this proposal implemented or the incumbent board?

VOTE FOR THIS PROPOSAL TO SEND A MESSAGE TO THE BOARD THAT YOU WANT A
GREATER VOICE IN THE CORPORATE GOVERNANCE OF THE FUND AND TO
INCREASE THE ACCOUNTABILITY OF THE BOARD

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on March 23, 2010 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Fund, as of the Record Date, there were [_________] Shares outstanding.

VOTES REQUIRED FOR APPROVAL

The election of the Common/Preferred Share Nominee requires the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, provided a quorum is present.  The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to the election of the Common/Preferred Share Nominee.

The election of the Preferred Share Nominee requires the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting, provided a quorum is present. The holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to the election of the Preferred Share Nominee.

The approval of Western Investment Hedged Partners L.P.’s shareholder proposal recommending that the Board take the necessary steps to declassify the Board requires the affirmative vote of a majority of the votes cast at the meeting on the proposal, provided a quorum is present.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

For additional and related information concerning the voting and proxy procedures for the Annual Meeting, see Appendix A - Information Concerning the Annual Meeting.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD OR FOR OUR SHAREHOLDER PROPOSAL, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET (WESTERN INVESTMENT WILL BE IDENTIFIED AS “OPPOSITION” ON PROXYVOTE.COM), AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

OTHER MATTERS, PARTICIPANT AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  We intend to vote all of our Shares for the election of our Nominees and will not vote our Shares in favor of any of the Fund’s trustee nominees.

Western Investment has omitted from this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s trustees and executive officers, the dollar range of Shares owned by trustees of the Fund and information on committees of the Board.  Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, acts as the Fund’s investment adviser.

For information concerning the participants in this solicitation, see Appendix C - Participant Information.

See Appendix E - Security Ownership of Certain Beneficial Owners of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of the Fund.

The information concerning the Fund contained in this proxy statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

[_______], 2010

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF THE FUND.  WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN INVESTMENT’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

APPENDIX TO PROXY STATEMENT

FILED BY WESTERN INVESTMENT LLC RELATING TO THE 2010 ANNUAL MEETING OF SHAREHOLDERS OF
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND1

Appendix A - Information Concerning the Annual Meeting

Appendix B - Additional Information About the Nominees

Appendix C - Information Concerning the Participants

Appendix D - Purchases and Sales in the Common Stock of the Fund
During the Past Two Years

Appendix E - Security Ownership of Certain Beneficial Owners

1Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Proxy Statement.

APPENDIX A

INFORMATION CONCERNING THE ANNUAL MEETING

The proxy statement, including the appendices attached thereto (the “Proxy Statement”), relates to the 2010 Annual Meeting of Shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”).  The address of the principal executive offices of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532.  The Fund’s Secretary may be contacted c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

VOTING AND PROXY PROCEDURES

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment LLC, c/o [__________], in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western Investment’s nominees, Neil Chelo and Robert A. Wood, for Western Investment Hedged Partners L.P.’s proposal that the Board should take all necessary steps to declassify the Board and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies.  The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter.  Votes withheld and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

REVOCATION OF PROXIES

Shareholders of the Fund may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western Investment in care of [____________] at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or to any other address provided by the Fund.  Although a revocation is effective if delivered to the Fund, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of [____________] at the address set forth on the back cover of this appendix so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares.  If you hold your Shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote.  Additionally, [____________] may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Western Investment.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western Investment has entered into an agreement with [____________] for solicitation and advisory services in connection with this solicitation, for which [____________] will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  [____________] will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that [____________] will employ approximately [__] persons to solicit the Fund’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western Investment, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described in Appendix C - Information Concerning the Participants.  Certain of the participants in this solicitation have separately agreed to reimburse Western Investment on a pro rata basis for these expenses.  Because Western Investment believes that the Fund’s shareholders will benefit from the solicitation, Western Investment intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the solicitation.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of the solicitation of proxies are currently estimated to be approximately $[_______].  Western Investment estimates that through the date hereof, its expenses in connection with the solicitation are approximately $[________].

SHAREHOLDER PROPOSALS

The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a trustee or to propose other business for the Fund.  If a shareholder who is entitled to do so under the Fund’s By-Laws wishes to nominate a person or persons for election as a trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund's principal executive offices.

The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) such person’s written consent to being named as a nominee and to serving as a trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made  (i) the name and address of such shareholder, as they appear on the Fund’s books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a trustee of the Fund.

To be timely, the notice must be delivered to the Secretary of the Fund at the Fund’s principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2011 Annual Meeting is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE NOMINEES

Western Investment has nominated two highly qualified individuals, Neil Chelo and Robert A. Wood, for nomination as trustees at the Annual Meeting.  Neil Chelo is being nominated as the trustee to be elected by the holders of the Common Shares and Preferred Shares voting together as a single class (the “Common/Preferred Share Nominee”).  Professor Wood is being nominated as the trustee to be elected by the holders of the Preferred Shares voting as a separate class (the “Preferred Share Nominee”).

As of the Record Date, the dollar range of Shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies
Neil Chelo	None	None
Robert A. Wood	None	None

Mr. Chelo does not currently hold, nor has he at any time held, any position with Fund.  Mr. Chelo does not oversee any portfolios in the Fund’s Fund Complex.  Mr. Chelo does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.

Professor Wood does not currently hold, nor has he at any time held, any position with Fund.  Professor Wood does not oversee any portfolios in the Fund’s Fund Complex.  Professor Wood does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, each of Mr. Chelo and Professor Wood may be deemed to beneficially own the [1,030,991] Common Shares beneficially owned in the aggregate by the other members of the group.  Each of Mr. Chelo and Professor Wood disclaims beneficial ownership of such Common Shares.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee or any of his Immediate Family Members (as such term is defined in Schedule 14A of the Exchange Act) is or was an officer.

B-1

Western Investment has signed letter agreements pursuant to which it has agreed to indemnify Mr. Chelo and Professor Wood against claims arising from the solicitation.

Since the beginning of the Fund’s last two completed fiscal years, no Nominee or any of his Immediate Family Members was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000 or has or has had any direct or indirect relationship, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

No Nominee or any of his Immediate Family Members has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

No Nominee or any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

None of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Company’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

The Nominees are citizens of the United States of America.

The information provided above has been furnished to Western Investment by the Nominees.

Other than as stated in the Proxy Statement, including the appendices attached thereto, the Nominees will not receive any compensation from Western Investment for their services as trustees of the Fund, nor are there any arrangements or understandings between Western Investment and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in the Proxy Statement and to serve as a trustee of the Fund if elected as such at the Annual Meeting.  Additionally, other than as stated in the Proxy Statement, none of the Nominees is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western Investment reserves the right to nominate substitute persons if the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the GOLD proxy card will be voted for such substitute nominees.  Western Investment reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of trustees whose terms expire at the Annual Meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current trustees serve constitutes an unlawful manipulation of the Fund’s corporate machinery.

B-2

APPENDIX C

INFORMATION CONCERNING THE PARTICIPANTS

Western Investment, Western Investment Hedged Partners L.P., a Delaware limited partnership (“WIHP”), Western Investment Total Return Partners L.P., a Delaware limited partnership (“WITRP”), Arthur D. Lipson (“Mr. Lipson,” and together with Western Investment, WIHP and WITRP, the “Western Entities”), Benchmark Plus Institutional Partners, L.L.C., a Delaware limited liability company (“BPIP”), Benchmark Plus Partners, L.L.C., a Delaware limited liability company (“BPP”), Benchmark Plus Management, L.L.C., a Delaware limited liability company (“BPM”), Scott Franzblau (“Mr. Franzblau”), Robert Ferguson (“Mr. Ferguson,” and together with BPIP, BPP, BPM, and Mr. Franzblau, the “Benchmark Entities”), Neil Chelo and Robert A. Wood are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the Group collectively owns an aggregate of [1,030,991] Common Shares, constituting approximately [__]% of the Common Shares outstanding.  No member of the Group owns any Preferred Shares.  Each member of the Group, as a member of a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act, may be deemed to beneficially own the Shares owned by the Group.  Each member of the Group specifically disclaims beneficial ownership of the Shares disclosed herein that he or it does not directly own.  For information regarding purchases and sales of securities of the Fund during the past two years by the members of the Group, see Appendix D - Purchases and Sales in the Common Stock of the Fund During the Past Two Years.

Western Investment is the general partner of each of WIHP and WITRP.  Mr. Lipson serves as the managing member of Western Investment.  BPM is the managing member of each of BPIP and BPP.  Messrs. Franzblau and Ferguson are managing members of BPM.  Each of Mr. Chelo and Professor Wood has been nominated by Western Investment for election as trustees at the Annual Meeting.

The principal business of Western Investment is acting as the general partner of WIHP and WITRP.  The principal business of WIHP and WITRP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Arthur D. Lipson is serving as the managing member of Western Investment.  The principal business address of Mr. Lipson, Western Investment, WIHP and WITRP is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.

As of the date hereof, WIHP and WITRP beneficially own [346,000] and [334,828] Common Shares, respectively.  As the general partner of each of WIHP and WITRP, Western Investment may be deemed to beneficially own the [680,828] Common Shares owned in the aggregate by WIHP and WITRP, in addition to the [406] Common Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the [681,234] Common Shares beneficially owned by Western Investment.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Western Entities may be deemed to beneficially own the [349,757] Common Shares owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such Common Shares.

The principal business of BPM is acting as the managing member of BPIP and BPP.  The principal business of BPIP and BPP is acquiring, holding and disposing of investments in various companies.  The principal occupation of each of Messrs. Franzblau and Ferguson is serving as a managing member of BPM.  Western Investment provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Shares of the Fund, pursuant to an oral agreement between Western Investment and BPIP and Western Investment and BPP.  The principal business address of each of the Benchmark Entities is 820 A Street, Suite 700, Tacoma, Washington 98402.

C-1

As of the date hereof, BPIP and BPP beneficially own [262,221] and [87,536] Common Shares, respectively.  As the managing member of each of BPIP and BPP, BPM may be deemed to beneficially own the [349,757] Common Shares owned in the aggregate by BPIP and BPP.  As managing members of BPM, Messrs. Franzblau and Ferguson may each be deemed to beneficially own the [349,757] Common Shares beneficially owned by BPM.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Benchmark Entities may be deemed to beneficially own the [681,234] Common Shares owned by the other members of the Group.  The Benchmark Entities disclaim beneficial ownership of such Common Shares.

The principal occupation of Mr. Chelo is serving as the Director of Research of BPM. The principal occupation of Professor Wood is serving as an Emeritus Professor of Finance at the University of Memphis.  The principal business address of Mr. Chelo is 820 A Street, Suite 700, Tacoma, Washington 98402.  The principal business address of Professor Wood is c/o Fogelman College of Business & Economics, The University of Memphis, Memphis, Tennessee 38152.

Neither of Mr. Chelo nor Professor Wood directly owns any Common Shares.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, each of Mr. Chelo and Professor Wood may be deemed to beneficially own the [1,030,991] Common Shares beneficially owned in the aggregate by the other members of the Group.  Each of Mr. Chelo and Professor Wood disclaims beneficial ownership of such Common Shares.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Common Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Common Shares, the relative value of such Common Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such Common Shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Common Shares subject to recall at their discretion.

On April 28, 2010, the members of the Group entered into a Joint Filing and Solicitation Agreement  (the “Joint Filing and Solicitation Agreement”) in which, among other things, (a) the parties agreed to the joint filing and solicitation on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required under applicable securities laws and (b) the parties agreed to form the group for the purpose of soliciting proxies or written consents for the election of the Nominees and for Proposal No. 2 and for the purpose of taking all other actions incidental to the foregoing.

Except as set forth in the Proxy Statement, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any of the participants in this solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act, occurred during the past ten years.

C-2

APPENDIX D

PURCHASES AND SALES IN THE COMMON STOCK OF THE FUND
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners L.P.

Buy	07/01/08	200	11.0425
Sell	07/07/08	300	11.8474
Buy	07/15/08	200	10.7125
Buy	07/16/08	2,400	10.7335
Buy	07/22/08	1,200	10.8108
Buy	07/25/08	1,700	10.8284
Buy	07/29/08	500	10.7025
Buy	07/31/08	3,700	10.8552
Buy	08/08/08	2,400	11.0089
Buy	08/08/08	2,500	11.1816
Buy	08/19/08	3,600	11.0289
Buy	08/20/08	10,100	10.9986
Buy	08/29/08	700	10.9225
Buy	09/09/08	3,700	10.9185
Buy	09/10/08	4,900	10.9646
Buy	09/11/08	4,400	10.6488
Buy	09/12/08	2,700	10.4758
Buy	09/15/08	2,300	10.2572
Buy	09/16/08	2,000	9.6310
Buy	09/17/08	1,700	9.3118
Buy	09/18/08	1,700	8.6684
Sell	11/05/08	11,200	8.7729
Sell	11/05/08	6,800	8.7496
Sell	11/05/08	5,300	8.7304
Sell	05/07/09	2,000	7.8536
Buy	06/25/09	1,000	7.6925
Sell	07/01/09	600	8.0813
Sell	07/02/09	2,200	7.8973
Sell	07/06/09	2,700	7.7572
Buy	07/08/09	1,000	7.5525
Sell	07/28/09	3,500	8.5266
Sell	07/29/09	800	8.5273
Buy	08/04/09	2,000	8.5343
Buy	08/12/09	600	8.6248
Buy	08/17/09	4,400	8.5335
Buy	08/18/09	3,600	8.5381
Buy	08/21/09	4,400	8.7333
Buy	08/24/09	5,000	8.8010
Buy	08/25/09	4,000	8.8652
Buy	08/26/09	2,500	8.8375
Buy	08/27/09	3,300	8.8331

Transaction	Date	Quantity	Price ($)

Buy	08/28/09	4,400	8.8733
Buy	08/31/09	3,600	8.8138
Buy	09/01/09	2,400	8.7338
Buy	09/02/09	7,600	8.7361
Buy	09/03/09	4,400	8.7650
Buy	09/04/09	5,800	8.8628
Buy	09/08/09	1,000	8.8925
Buy	09/09/09	300	8.9958
Buy	09/11/09	800	9.0572
Buy	09/14/09	900	9.0736
Buy	09/15/09	2,300	9.1225
Buy	09/16/09	1,600	9.2348
Buy	09/17/09	4,100	9.3025
Buy	09/21/09	600	9.3225
Buy	09/22/09	600	9.4202
Buy	09/23/09	100	9.4025
Buy	09/24/09	20,100	9.3063
Buy	09/25/09	16,000	9.3035
Buy	09/28/09	2,700	9.4566
Buy	10/05/09	1,500	9.5358
Buy	10/06/09	1,100	9.6025
Buy	10/07/09	1,200	9.5342
Buy	10/12/09	200	9.5425
Buy	10/16/09	1,500	9.5225
Buy	10/19/09	1,700	9.5949
Buy	10/20/09	600	9.6075
Buy	10/21/09	1,500	9.6225
Buy	10/22/09	2,600	9.5852
Buy	10/23/09	1,600	9.5341
Buy	10/26/09	1,200	9.5125
Buy	10/27/09	4,000	9.4359
Buy	10/28/09	3,400	9.3346
Buy	10/29/09	3,000	9.3681
Buy	10/30/09	100	9.1825
Buy	11/02/09	1,000	9.1996
Buy	11/03/09	2,800	9.1907
Buy	11/05/09	600	9.1825
Buy	12/07/09	400	9.4425
Buy	12/08/09	7,200	9.4177
Buy	12/10/09	200	9.5125
Buy	12/14/09	30,000	9.3729
Buy	12/15/09	11,200	9.3690
Buy	12/16/09	13,200	9.3918
Buy	12/17/09	2,200	9.3286
Buy	12/18/09	500	9.3585
Buy	12/18/09	1,700	9.3636
Buy	12/21/09	3,900	9.3461
Buy	12/21/09	3,500	9.4039

Transaction	Date	Quantity	Price ($)

Buy	12/23/09	1,000	9.4425
Buy	12/24/09	500	9.4425
Buy	12/28/09	2,000	9.4923
Buy	12/29/09	23,300	9.4889
Buy	12/29/09	6,700	9.4651
Buy	12/30/09	300	9.4925
Buy	12/30/09	8,900	9.4849
Buy	12/31/09	5,700	9.5034
Buy	01/06/10	100	9.5585
Buy	01/14/10	200	9.6885
Buy	01/15/10	800	9.7050
Buy	01/27/10	5,200	9.4385
Buy*	02/01/10	21,900	9.5225

Western Investment Total Return Partners L.P.

Sell	07/07/08	300	11.8474
Buy	07/16/08	2,400	10.7335
Buy	08/08/08	2,500	11.1816
Buy	08/08/08	2,500	11.0087
Buy	08/22/08	1,100	11.0016
Buy	09/09/08	3,600	10.9186
Buy	09/10/08	4,900	10.9646
Buy	09/11/08	4,500	10.6487
Buy	09/15/08	2,200	10.2574
Buy	09/17/08	1,600	9.3122
Buy	09/18/08	1,600	8.6688
Sell	10/31/08	1,400	8.0875
Sell	11/05/08	7,000	8.7496
Sell	11/05/08	5,400	8.7304
Sell	11/05/08	11,300	8.7729
Sell	11/06/08	900	8.3807
Sell	01/09/09	1,100	7.8975
Sell	01/16/09	1,200	7.6817
Sell	01/20/09	20,400	7.4876
Sell	01/21/09	14,500	7.4263
Sell	01/22/09	3,600	7.4094
Sell	01/23/09	13,800	7.3946
Sell	01/23/09	10,700	7.3936
Sell	02/03/09	12,900	7.6028
Sell	02/13/09	3,100	7.6975
Sell	05/07/09	2,000	7.8536
Buy	06/25/09	1,000	7.6925
Sell	07/01/09	700	8.0813
Sell	07/02/09	1,800	7.8973
Sell	07/06/09	2,100	7.7572

* Shares acquired in a cross-trade with Western Investment Institutional Partners LLC.

Transaction	Date	Quantity	Price ($)

Buy	07/08/09	1,000	7.5525
Sell	07/28/09	2,800	8.5266
Sell	07/29/09	600	8.5273
Buy	08/04/09	1,900	8.5343
Buy	08/12/09	700	8.6248
Buy	08/17/09	4,300	8.5335
Buy	08/18/09	3,700	8.5381
Buy	08/21/09	4,300	8.7333
Buy	08/24/09	5,000	8.8010
Buy	08/25/09	3,900	8.8652
Buy	08/26/09	2,500	8.8375
Buy	08/27/09	3,300	8.8331
Buy	08/28/09	4,300	8.8733
Buy	08/31/09	3,600	8.8138
Buy	09/01/09	2,400	8.7338
Buy	09/02/09	7,600	8.7361
Buy	09/03/09	4,500	8.7650
Buy	09/04/09	5,900	8.8628
Buy	09/08/09	1,100	8.8925
Buy	09/09/09	300	8.9958
Buy	09/11/09	900	9.0572
Buy	09/14/09	900	9.0736
Buy	09/15/09	2,300	9.1225
Buy	09/16/09	1,500	9.2348
Buy	09/17/09	4,100	9.3025
Buy	09/21/09	600	9.3225
Buy	09/22/09	700	9.4202
Buy	09/24/09	20,000	9.3063
Buy	09/25/09	15,900	9.3035
Buy	09/28/09	2,700	9.4566
Buy	10/05/09	1,500	9.5358
Buy	10/06/09	1,100	9.6025
Buy	10/07/09	1,100	9.5342
Buy	10/12/09	200	9.5425
Buy	10/16/09	1,500	9.5225
Buy	10/19/09	1,700	9.5949
Buy	10/20/09	600	9.6075
Buy	10/21/09	1,500	9.6225
Buy	10/22/09	2,600	9.5852
Buy	10/23/09	1,500	9.5341
Buy	10/26/09	1,100	9.5125
Buy	10/27/09	4,000	9.4359
Buy	10/28/09	3,300	9.3346
Buy	10/29/09	2,900	9.3681
Buy	10/30/09	100	9.1825
Buy	11/02/09	1,100	9.1996
Buy	11/03/09	2,800	9.1907
Buy	11/05/09	600	9.1825

Transaction	Date	Quantity	Price ($)

Buy	12/07/09	400	9.4425
Buy	12/08/09	7,200	9.4177
Buy	12/10/09	100	9.5125
Buy	12/14/09	30,000	9.3729
Buy	12/15/09	11,200	9.3690
Buy	12/16/09	13,100	9.3918
Buy	12/17/09	2,300	9.3285
Buy	12/18/09	700	9.3585
Buy	12/18/09	1,600	9.3638
Buy	12/21/09	4,060	9.3461
Buy	12/21/09	3,400	9.4040
Buy	12/23/09	1,100	9.4425
Buy	12/24/09	400	9.4425
Buy	12/28/09	2,100	9.4922
Buy	12/29/09	23,400	9.4889
Buy	12/29/09	6,700	9.4651
Buy	12/30/09	200	9.4925
Buy	12/30/09	9,100	9.4849
Buy	12/31/09	5,700	9.5034
Buy	01/06/10	100	9.5585
Buy	01/14/10	200	9.6885
Buy	01/15/10	900	9.7050
Buy	01/27/10	5,200	9.4385
Buy*	02/01/10	21,900	9.5225
Buy	05/12/10	68	10.2685

Western Investment LLC

Buy	08/03/09	400	8.4585
#	03/31/10	6.9345
Sell	05/18/10	0.9345

Western Investment Activism Partners LLC

Sell	01/07/09	600	7.8425
Sell	04/13/09	1,200	7.3123
Sell	05/07/09	2,000	7.8536
Sell	05/12/09	1,200	7.9873
Sell	05/21/09	1,800	7.9673
Sell	05/29/09	200	8.1473
Sell	06/01/09	5,100	8.1961
Sell	06/03/09	1,600	8.3498
Sell	06/04/09	5,200	8.2858
Sell	06/29/09	1,000	8.1173
Sell	06/30/09	1,100	7.9891
Sell	07/01/09	19,300	8.0813

* Shares acquired in a cross-trade with Western Investment Institutional Partners LLC.

# Shares acquired through TYW’s Dividend Reinvestment Plan.

Transaction	Date	Quantity	Price ($)

Western Investment Institutional Partners LLC

Sell	07/07/08	400	11.8474
Buy	07/11/08	1,900	10.9167
Buy	07/16/08	2,500	10.7334
Buy	07/17/08	1,800	10.7653
Buy	08/21/08	2,300	10.8368
Buy	09/09/08	3,700	10.9185
Buy	09/10/08	5,000	10.9646
Buy	09/11/08	4,500	10.6487
Buy	09/17/08	1,700	9.3118
Buy	09/18/08	1,700	8.6684
Sell	11/03/08	1,100	8.1366
Sell	11/05/08	6,800	8.7496
Sell	11/05/08	5,300	8.7304
Sell	11/05/08	11,200	8.7729
Buy	03/09/09	1,500	5.4658
Sell	05/07/09	2,000	7.8536
Buy	06/25/09	1,000	7.6925
Sell	07/01/09	500	8.0813
Sell	07/02/09	1,800	7.8973
Sell	07/06/09	2,200	7.7572
Buy	07/08/09	1,000	7.5525
Sell	07/28/09	2,800	8.5266
Sell	07/29/09	700	8.5273
Sell	07/31/09	2,800	8.5930
Buy	07/31/09	500	8.3925
Sell	07/31/09	100	8.4612
Sell**	02/01/10	25,500	9.5176
Sell**	02/01/10	18,300	9.5170

Benchmark Plus Institutional Partners, L.L.C.

Buy	01/28/10	2,197	9.4725
Buy	01/29/10	2,847	9.4899
Buy	02/01/10	4,400	9.4562
Buy	02/02/10	2,200	9.5166
Buy	02/03/10	2,700	9.5822
Buy	02/04/10	500	9.4599
Buy	02/04/10	400	9.4675
Buy	02/05/10	15,985	9.3483
Buy	02/08/10	29,623	9.4041

** Shares transferred in a cross trade with Western Investment Hedged Partners L.P. and Western Investment Total Return Partners L.P.

Transaction	Date	Quantity	Price ($)

Buy	02/08/10	2,400	9.4150
Buy	02/09/10	1,600	9.4152
Buy	02/09/10	11,500	9.4222
Buy	02/10/10	38,600	9.3998
Buy	02/10/10	700	9.4055
Buy	02/11/10	2,500	9.4187
Buy	02/11/10	9,400	9.4227
Buy	02/12/10	20,000	9.4227
Buy	02/18/10	3,900	9.5479
Buy	03/22/10	9,600	10.2344
Buy	03/23/10	900	10.2565
Buy	03/30/10	350	10.2342
Buy	04/06/10	3,526	10.3004
Buy	04/09/10	1,600	10.3048
Buy	04/16/10	2,800	10.3710
Buy	04/22/10	19,800	10.4379
Buy	04/23/10	1,000	10.4785
Buy	04/26/10	4,800	10.5208
Buy	04/30/10	800	10.4123
Buy	05/04/10	200	10.3885
Buy	05/06/10	15,366	9.8721
Buy	05/07/10	18,639	9.8437
Buy	05/10/10	3,900	10.1240
Buy	05/11/10	5,500	10.1187
Buy	05/14/10	1,300	10.1162
Buy	05/17/10	1,200	10.0943
Buy	05/18/10	5,500	10.1338
Buy	05/19/10	6,475	10.0207
Buy	05/20/10	4,384	9.9111
Buy	05/21/10	1,829	9.8630
Buy	05/24/10	600	9.9852
Buy	05/25/10	700	9.8357

Benchmark Plus Partners, L.L.C.

Buy	01/28/10	2,100	9.4727
Buy	01/29/10	2,800	9.4900
Buy	02/01/10	2,100	9.4587
Buy	02/02/10	1,100	9.5212
Buy	02/03/10	1,400	9.5856
Buy	02/04/10	200	9.4899
Buy	02/04/10	200	9.4925
Buy	02/05/10	7,900	9.3490
Buy	02/08/10	14,600	9.4045
Buy	02/08/10	1,200	9.4191
Buy	02/09/10	800	9.4214
Buy	02/09/10	5,700	9.4231
Buy	02/10/10	19,000	9.4000

Transaction	Date	Quantity	Price ($)

Buy	02/10/10	400	9.4162
Buy	02/11/10	1,200	9.4230
Buy	02/11/10	4,700	9.4237
Buy	02/12/10	9,900	9.4232
Buy	02/18/10	1,900	9.5506
Buy	03/22/10	4,858	10.2355
Buy	03/23/10	400	10.2704
Buy	03/31/10	5,078	10.2047

There have been no purchases or sales of Preferred Shares in the past two years.

APPENDIX E

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is derived from the Fund’s [________] filed with the
Securities and Exchange Commission on [______], 2010

E-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western Investment your proxy FOR the election of Western Investment’s Nominees and FOR Western Investment Hedged Partners L.P.’s proposal by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western Investment urges you to confirm in writing your instructions to Western Investment in care of [_________] at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your shares, please call:

[_____________]
[_____________]
[_____________]

Shareholders Call Toll-Free at: (___) ___-____
Banks and Brokers Call Collect at: (___) ___-____

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 26, 2010

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

Common Shares

GOLD
 PROXY

TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF TRUSTEES OF
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the undersigned’s attorneys and agents with full power of substitution to vote all common shares of beneficial interest of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Fund scheduled to be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 19, 2010, at 12:00 p.m., Noon, Central time, including any adjournments or postponements thereof or any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the common shares of beneficial interest of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting.  Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR WESTERN INVESTMENT LLC’S NOMINEE AND FOR PROPOSAL NO. 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOLD PROXY CARD
COMMON SHARES

WESTERN INVESTMENT LLC (“WESTERN”) RECOMMENDS A VOTE FOR ITS NOMINEE AND FOR PROPOSAL NO. 2.

1(a).
Western’s proposal to elect one trustee nominee by the holders of Common Shares and Preferred Shares voting together as a single class, to serve a Class III Trustee of the Board of Trustees of the Fund (the “Board”) until the 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

Neil Chelo	FOR NOMINEE [ ]	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE [ ]

2.	A shareholder proposal that the Board take the necessary steps to declassify the Board so that all trustees are elected on an annual basis.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 26, 2010

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

Auction Market Preferred Shares

GOLD
 PROXY

TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF TRUSTEES OF
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the undersigned’s attorneys and agents with full power of substitution to vote all Auction Market Preferred Shares of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Fund scheduled to be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 19, 2010, at 12:00 p.m., Noon, Central time, including any adjournments or postponements thereof or any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Auction Market Preferred Shares of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting.  Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR WESTERN INVESTMENT LLC’S NOMINEES AND FOR PROPOSAL NO. 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOLD PROXY CARD
AUCTION MARKET PREFERRED SHARES

WESTERN INVESTMENT LLC (“WESTERN”) RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL NO. 2.

1(a).
Western’s proposal to elect one trustee nominee by the holders of Common Shares and Preferred Shares voting together as a single class, to serve a Class III Trustee of the Board of Trustees of the Fund (the “Board”) until the 2013 annual meeting of shareholders or until a successor shall have been elected and qualified

Neil Chelo	FOR NOMINEE [ ]	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE [ ]

1(b)
Western’s proposal to elect one trustee nominee by the holders of Preferred Shares voting as a separate class, to serve a Class III Trustee of the Board until the 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

Robert A. Wood	FOR NOMINEE [ ]	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE [ ]

2.	A shareholder proposal that the Board take the necessary steps to declassify the Board so that all trustees are elected on an annual basis.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.